UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2011 (February 23, 2011)

YOU ON DEMAND HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-19644 (Commission File Number)	20-1778374 (IRS Employer Identification No.)

27 Union Square, West Suite 502
New York, New York  10003
Telephone No.: 212-206-1216
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

CHINA BROADBAND, INC.
(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 23, 2011, YOU On Demand Holdings, Inc., a Nevada company (the “Company”), filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State to amend the Company’s Articles of Incorporation to change the name of the Company from “China Broadband, Inc.” to “YOU On Demand Holdings, Inc.”  The foregoing description of the provisions of the Certificate of Amendment is qualified in its entirety by reference to the provisions of the Certificate of Amendment attached hereto as Exhibit 3.1 and incorporated by reference herein.

The Company’s common stock will continue to be quoted on the OTCQB inter-dealer electronic quotation and trading system maintained by Pink OTC Markets Inc. under the symbol “CBBD.”

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State on February 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOU ON DEMAND HOLDINGS, INC.

Date: February 24, 2011	By:	/s/ Marc Urbach
Marc Urbach
President